USAA MUTUAL FUND, INC.
                      SUPPLEMENT DATED JUNE 27, 2003 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2002


THE FOLLOWING INFORMATION REPLACES THE FIRST FULL PARAGRAPH ON PAGE 17 OF THE STATEMENT OF ADDITIONAL INFORMATION.

Each of the following Funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name:
High-Yield Opportunities Fund invests at least 80% of its assets in high yield securities; Income Stock Fund invests at least 80% of its assets in stocks; Intermediate-Term Bond Fund invests at least 80% of its assets in debt securities; Science & Technology Fund invests at least 80% of its assets in securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Short-Term Bond Fund invests at least 80% of its assets in debt securities; and Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.




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